UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2005

SIRVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31902	52-2070058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Oakmont Lane Westmont, Illinois 60559
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (630) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                 Other Events.

On June 21, 2005, SIRVA, Inc. issued a press release, which announced that its subsidiary, TransGuard Insurance Co. of America, Inc. (“TransGuard”) has executed a series of agreements.  These agreements are intended to reduce the impact on certain of TransGuard’s customers of the previously disclosed ratings downgrade by A.M. Best Co.  A copy of the press release is attached to this Current Report as Exhibit 99.1, and is incorporated herein by this reference.

Item 9.01                                             Financial Statements and Exhibits.

(a)                               Financial Statements of Business Acquired.

Not applicable.

(b)                               Pro Forma Financial Information.

Not applicable.

(c)                                                        Exhibits.

Exhibit Number	Description
99.1	Press release, dated June 21, 2005, of SIRVA, Inc., announcing that its subsidiary TransGuard Insurance Co. of America, Inc. has signed agreements to enhance its insurance business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRVA, INC.

Date: June 24, 2005
	By:	/s/ RALPH A. FORD
	Name:	Ralph A. Ford
	Title:	Senior Vice President, General Counsel & Secretary